UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2015

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 5, 2015, Onconova Therapeutics, Inc. (the “Company”) issued a press release announcing that an abstract related to the Company’s Phase 2 clinical trial of oral rigosertib and azacitidine in higher-risk myelodysplastic syndromes (HR-MDS) and acute myeloid leukemia (AML) was accepted for oral presentation at the 57th American Society of Hematology (ASH) Annual Meeting in Orlando, Florida, to be held on December 5-8, 2015.  Details of the presentation are listed in the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 5, 2015, ASH released the abstract to the public by posting it on its website.  The full text of the abstract is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company dated November 5, 2015.

99.2	A Phase II Study of the Combination of Oral Rigosertib and Azacitidine in Patients with Myelodysplastic Syndromes (MDS)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2015	Onconova Therapeutics, Inc.

	By:	/s/ AJAY BANSAL
Name: Ajay Bansal
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated November 5, 2015.

99.2	A Phase II Study of the Combination of Oral Rigosertib and Azacitidine in Patients with Myelodysplastic Syndromes (MDS)